Commitments and Contingencies	9 Months Ended	12 Months Ended
	Oct. 01, 2011	Dec. 31, 2010
Commitments and Contingencies/Litigation [Abstract]
COMMITMENTS AND CONTINGENCIES

(H)	COMMITMENTS AND CONTINGENCIES

The Company provides accruals for all direct costs, including legal costs, associated with the estimated resolution of contingencies at the earliest date at which it is deemed probable that a liability has been incurred and the amount of such liability can be reasonably estimated. Costs accrued are estimated based upon an analysis of potential results, assuming a combination of litigation and settlement strategies and outcomes. Legal costs for other than probable contingencies are expensed when services are performed.

The Company has indemnified third parties for certain matters in a number of transactions involving dispositions of former subsidiaries. The Company has recorded liabilities in relation to these indemnifications of approximately $5.5 million at October 1, 2011, of which approximately $2.3 million are recorded in accrued expenses and approximately $3.2 million are recorded in other long-term liabilities in the accompanying unaudited condensed consolidated balance sheet. At October 1, 2011, the undiscounted future payments related to these indemnifications are estimated to be approximately $6.1 million. At December 31, 2010, the Company had recorded liabilities in relation to these indemnifications of approximately $5.7 million, of which approximately $2.2 million was recorded in accrued expenses and approximately $3.5 million was recorded in other long-term liabilities in the accompanying condensed consolidated balance sheet.

The Company sells a number of products and offers a number of warranties including, in some instances, extended warranties for which the Company receives proceeds. The specific terms and conditions of these warranties vary depending on the product sold and the country in which the product is sold. The Company estimates the costs that may be incurred under its warranties, with the exception of extended warranties, and records a liability for such costs at the time of sale. Deferred revenue from extended warranties is recorded at estimated fair value and is amortized over the life of the warranty and periodically reviewed to ensure that the amount recorded is equal to or greater than estimated future costs. Factors that affect the Company’s warranty liability include the number of units sold, historical and anticipated rates of warranty claims, cost per claim and new product introduction. The Company periodically assesses the adequacy of its recorded warranty claims and adjusts the amounts as necessary. As a result of this assessment, the Company increased its warranty liability by approximately $5.3 million in the third quarter of 2011, reducing net income by approximately $2.8 million, or approximately $0.18 per share, for the third quarter and first nine months of 2011.

Changes in the Company’s combined short-term and long-term warranty liabilities during the third quarter of 2011 and 2010 are as follows:

	For the Third Quarter of
	2011	2010
	(Amounts in millions)

Balance, beginning of period	$55.5	$57.0
Warranties provided during period	6.7	9.0
Settlements made during period	(7.4)	(9.7)
Changes in liability estimate, including expirations and acquisitions	4.9	(3.1)

Balance, end of period	$59.7	$53.2

Changes in the Company’s combined short-term and long-term warranty liabilities during the first nine months of 2011 and 2010 are as follows:

	For the First Nine Months of
	2011	2010
	(Amounts in millions)

Balance, beginning of period	$55.9	$54.3
Warranties provided during period	20.0	21.8
Settlements made during period	(19.7)	(20.3)
Changes in liability estimate, including expirations and acquisitions	3.5	(2.6)

Balance, end of period	$59.7	$53.2

In the fourth quarter of 2009, two of the Company’s subsidiaries in the TECH segment began shipping security products to a new customer under an agreement to manufacture and sell these security products. Under this agreement, the Company recognized net sales of approximately $35.7 million and $62.5 million during the third quarter and first nine months of 2011, respectively. The Company recognized net sales of approximately $34.2 million and $45.8 million relating to this customer during the third quarter and first nine months of 2010, respectively. The agreement includes payment terms which are extended beyond the subsidiaries’ normal payment terms. The Company has determined that cash basis accounting treatment is appropriate for revenue recognition under this agreement. Accordingly, the Company has deferred revenue recognition on approximately $36.5 million and $9.2 million of net sales at October 1, 2011 and December 31, 2010, respectively, and recorded the cost basis of related inventory shipped of approximately $23.0 million and $6.5 million at October 1, 2011 and December 31, 2010, respectively, in other current assets in the accompanying unaudited condensed consolidated balance sheet. In addition, included in inventory is approximately $6.7 million and $6.1 million at October 1, 2011 and December 31, 2010, respectively, of inventory related to this customer. As only limited cash collection history was available in periods prior to December 31, 2009, the Company recorded loss contingency reserves of approximately $2.0 million as a reduction to other current assets during the first nine months of 2010.

The customer has made approximately $27.3 million of payments to date in the fourth quarter of 2011, including approximately $13.3 million of delinquent payments that were scheduled to be received in the third quarter of 2011. In the fourth quarter, the customer notified the Company of a product recall issue related to certain products that the Company provided to the customer who in turn sold such products to third parties. The Company is in the process of negotiating a resolution of this and other contractual terms in the customer agreement. These negotiations have not been completed and, accordingly, the Company has recorded a warranty reserve of approximately $6.0 million, representing the Company’s best estimate of the amount that may be ultimately due for the product recall as of October 1, 2011. The Company made an approximate $2.9 million progress payment to the customer for the product recall in the fourth quarter of 2011.

Although the customer has continued to make payments, the customer failed to make scheduled payments totaling approximately $6.0 million through December 5, 2011, with an additional $3.1 million of payments scheduled for the remainder of the fourth quarter of 2011. The customer has indicated that failure to make scheduled payments was due to a delay in the receipt of payments owed to them from their major customer. The Company’s customer has been formally notified of the delinquent payments, and it is the Company’s belief that there is no dispute by the customer over the amounts due based on the Company’s correspondence and discussions with the customer. The customer has informed the Company that it expects to make payments in the fourth quarter of 2011 to bring their account with the Company current once they receive payment from their major customer, who they believe is in the process of completing a financing transaction to fund, in part, the payments due from the customer. The Company has collected all remaining amounts recorded in the consolidated balance sheet as of October 1, 2011, net of the remaining warranty reserve of $3.1 million.

There can be no assurances that the Company will be able to complete its negotiations with this customer or that the customer will bring its account current and resume making payments according to terms if the negotiations are not completed. As such, it is possible that the Company may be required to record additional reserves and may have reduced sales and cost of sales from what would have otherwise been recorded in the fourth quarter of 2011 related to this customer relationship. The Company will continue to closely monitor the situation with this customer.

As the Company records revenue on the cash basis of accounting for this customer, the failure of the Company to receive scheduled payments resulted in a corresponding reduction to revenue and cost of goods sold in the Company’s third quarter 2011 operating results. If the customer brings its account current and makes all other scheduled payments in the fourth quarter of 2011, then sales and cost of sales will be higher than what would otherwise have been recorded in the fourth quarter of 2011.

The Company is subject to other contingencies, including legal proceedings and claims, arising out of its businesses that cover a wide range of matters including, among others, environmental matters, contract and employment claims, product liability, warranty and modification and adjustment or replacement of component parts of units sold, which include product recalls. Product liability, environmental and other legal proceedings also include matters with respect to businesses previously owned. The Company has used various substances in its products and manufacturing operations which have been or may be deemed to be hazardous or dangerous, and the extent of its potential liability, if any, under environmental, product liability and workers’ compensation statutes, rules, regulations and case law is unclear. Further, due to the lack of adequate information and the potential impact of present regulations and any future regulations, there are certain circumstances in which no range of potential exposure may be reasonably estimated.

The Company has undertaken several voluntary product recalls and reworks over the past several years. Additional product recalls and reworks could result in material costs. Many of the Company’s products, especially certain models of bath fans, range hoods, and residential furnaces and air conditioners, have a large installed base, and any recalls and reworks related to products with a large installed base could be particularly costly. The costs of product recalls and reworks are not generally covered by insurance. Any recalls or reworks may adversely affect the Company’s reputation as a manufacturer of high-quality, safe products and could have a material adverse effect on its financial condition, results of operations and cash flows.

While it is impossible to ascertain the ultimate legal and financial liability with respect to contingent liabilities, including lawsuits, warranty, product liability, environmental liabilities and product recalls, the Company believes that the aggregate amount of such liabilities, if any, in excess of amounts provided or covered by insurance, will not have a material adverse effect on the Company’s consolidated financial position, results of operations or liquidity. It is possible, however, that results of operations for any particular future period could be materially affected by changes in the Company’s assumptions or strategies related to these contingencies or changes that are not within the Company’s control.

11.	COMMITMENTS AND CONTINGENCIES

The Company provides accruals for all direct costs, including legal costs, associated with the estimated resolution of contingencies at the earliest date at which it is deemed probable that a liability has been incurred and the amount of such liability can be reasonably estimated. Costs accrued are estimated based upon an analysis of potential results, assuming a combination of litigation and settlement strategies and outcomes. Legal costs for other than probable contingencies are expensed when services are performed.

At December 31, 2010, the Company is obligated under operating lease agreements for the rental of certain real estate and machinery and equipment used in its operations. At December 31, 2010, future minimum rental obligations aggregated approximately $62.7 million and are payable as follows:

Year Ended	Future Minimum
December 31,	Rental Obligations
(Amounts in millions)

2011	$19.8
2012	15.7
2013	10.8
2014	8.0
2015	4.7
Thereafter	3.7

Certain of these lease agreements provide for increased payments based on changes in the consumer price index. Under certain of these lease agreements, the Company or its subsidiaries are also obligated to pay insurance and taxes.

Rental expense charged to continuing operations in the accompanying consolidated statement of operations was approximately $32.2 million, $1.2 million, $31.5 million and $32.2 million for the year ended December 31, 2010, the 2009 Successor Period, the 2009 Predecessor Period and the year ended December 31, 2008, respectively.

The Predecessor’s former subsidiary, Ply Gem, guaranteed third party obligations relating to rental payments through June 30, 2016 for a facility leased by a former subsidiary, which was sold on September 21, 2001. The Predecessor indemnified these guarantees in connection with the sale of Ply Gem on February 12, 2004 and had an estimated liability related to this indemnified guarantee of approximately $7.2 million at December 31, 2008. During the 2009 Predecessor Period, the Predecessor paid approximately $3.3 million in exchange for a release from the indemnification agreement. This event resulted in a reduction of approximately $3.9 million to selling, general and administrative expense, net in the accompanying consolidated statement of operations for the 2009 Predecessor Period. In connection with the bankruptcy, the Company recovered approximately $1.2 million from the settlement and recognized this amount in Gain on Reorganization Items, net in the accompanying consolidated statement of operations.

The Company has indemnified third parties for certain matters in a number of transactions involving dispositions of former subsidiaries. The Company has recorded liabilities in relation to these indemnifications of approximately $5.7 million at December 31, 2010, of which approximately $2.2 million are recorded in accrued expenses and approximately $3.5 million are recorded in other long-term liabilities in the accompanying consolidated balance sheet. At December 31, 2010, the undiscounted future payments related to these indemnifications are estimated to be approximately $6.3 million. At December 31, 2009, the Company had recorded liabilities in relation to these indemnifications of approximately $9.2 million, of which approximately $4.6 million was recorded in accrued expenses and approximately $4.6 million was recorded in other long-term liabilities in the accompanying consolidated balance sheet.

The Company sells a number of products and offers a number of warranties including, in some instances, extended warranties for which the Company receives proceeds. The specific terms and conditions of these warranties vary depending on the product sold and the country in which the product is sold. The Company estimates the costs that may be incurred under its warranties, with the exception of extended warranties, and records a liability for such costs at the time of sale. Deferred revenue from extended warranties is recorded at estimated fair value and is amortized over the life of the warranty and periodically reviewed to ensure that the amount recorded is equal to or greater than estimated future costs. Factors that affect the Company’s warranty liability include the number of units sold, historical and anticipated rates of warranty claims, cost per claim and new product introduction. The Company periodically assesses the adequacy of its recorded warranty claims and adjusts the amounts as necessary. As a result of this assessment, the Company reduced its warranty liability by approximately $4.8 million for the year ended December 31, 2010. This reduction increased net income by approximately $3.0 million, or approximately $0.20 per share, for the year ended December 31, 2010.

Changes in the Company’s combined short-term and long-term warranty liabilities (see Note 14, “Accrued Expenses and Taxes, Net and Other Long-Term Liabilities”) during the periods presented are as follows:

	Successor		Predecessor
	Jan. 1, 2010 -	Dec. 20, 2009 -	Jan. 1, 2009 -
	Dec. 31, 2010	Dec. 31, 2009	Dec. 19, 2009
	(Amounts in millions)
Balance, beginning of period	$54.3	$53.8	$51.5
Warranties provided during period	29.4	1.2	29.2
Settlements made during period	(25.2)	(0.9)	(27.6)
Changes in liability estimate, including expirations and acquisitions	(2.6)	0.2	0.7

Balance, end of period	$55.9	$54.3	$53.8

In the fourth quarter of 2009, two of the Company’s subsidiaries in the TECH segment began shipping security products to a new customer under an agreement to manufacture and sell these security products. Under this agreement, the Company recognized net sales of approximately $52.1 million in 2010. The agreement includes payment terms which are extended beyond the subsidiaries’ normal payment terms. In addition, the Company evaluated the credit worthiness of this customer and concluded that collectability was not reasonably assured. Accordingly, the Company determined cash basis accounting treatment is appropriate for revenue recognition. Accordingly, the Company has deferred revenue recognition on approximately $9.2 million and $7.2 million of sales at December 31, 2010 and 2009, respectively, and recorded the cost basis of related inventory shipped of approximately $6.5 million and $5.6 million at December 31, 2010 and 2009, respectively, in other current assets in the accompanying consolidated balance sheet. In addition, at December 31, 2010, the Company has included in inventory approximately $6.1 million related to this customer. As only limited cash collection history was available in periods prior to December 31, 2009, the Company recorded loss contingency reserves of approximately $3.0 million as a reduction to other current assets as of December 31, 2009. Based on collection experience with this customer throughout 2010 and 2011, the Company believes that it will be able to recover all revenue on the inventories shipped to this customer. Based on this, in the third quarter of 2010 the Company reversed the $3.0 million loss contingency reserve that was previously provided against cost of products sold in 2009.

On February 4, 2009, the Company’s subsidiary, Nordyne, Inc. (“Nordyne”), initiated action against Regal Beloit Corporation (“Regal Beloit”) in the U.S. District Court for the Eastern District of Missouri. In the action, Nordyne is seeking a judgment declaring that certain of its high efficiency heating and air conditioning products do not infringe on Regal Beloit’s electronically commutated motor (“ECM”) systems patent U.S. Patent No. 5,592,058 (“the ’058 Patent”) and/or that the ’058 Patent is invalid. In July 2009, Regal Beloit filed a response and counterclaimed, denying that Nordyne is entitled to relief and seeking a judgment that Nordyne has, in fact, infringed and continues to infringe upon the ’058 Patent by making, using, offering for sale and selling such products. Regal Beloit has also requested the U.S. District Court to enjoin Nordyne from further infringement of the ’058 Patent and to award Regal Beloit compensatory and other damages.

On February 2, 2011, the Court issued a claim construction order in which it held that 40 of the 44 claims in the ’058 Patent asserted against Nordyne contain limitations that are indefinite and thus invalid. The remaining claims of the ’058 Patent remain to be litigated. Due to the inherent uncertainty related to this suit and the information currently available, it is not possible for the Company to estimate the potential loss, if any, regarding this matter. While the Company will continue to litigate its claims vigorously, it is possible that its business, financial condition, results of operations or cash flows could be affected by an adverse outcome of this matter.

The Company is subject to other contingencies, including legal proceedings and claims, arising out of its businesses that cover a wide range of matters including, among others, environmental matters, contract and employment claims, product liability, warranty and modification and adjustment or replacement of component parts of units sold, which include product recalls. Product liability, environmental and other legal proceedings also include matters with respect to businesses previously owned. The Company has used various substances in its products and manufacturing operations which have been or may be deemed to be hazardous or dangerous, and the extent of its potential liability, if any, under environmental, product liability and workers’ compensation statutes, rules, regulations and case law is unclear. Further, due to the lack of adequate information and the potential impact of present regulations and any future regulations, there are certain circumstances in which no range of potential exposure may be reasonably estimated.

The Company has undertaken several voluntary product recalls and reworks over the past several years, additional product recalls and reworks could result in material costs. Many of the Company’s products, especially certain models of bath fans, range hoods, and residential furnaces and air conditioners, have a large installed base, and any recalls and reworks related to products with a large installed base could be particularly costly. The costs of product recalls and reworks are not generally covered by insurance. Any recalls or reworks may adversely affect the Company’s reputation as a manufacturer of high-quality, safe products and could have a material adverse effect on its financial condition, results of operations and cash flows.

While it is impossible to ascertain the ultimate legal and financial liability with respect to contingent liabilities, including lawsuits, warranty, product liability, environmental liabilities and product recalls, the Company believes that the aggregate amount of such liabilities, if any, in excess of amounts provided or covered by insurance, will not have a material adverse effect on the Company’s consolidated financial position, results of operations or liquidity. It is possible, however, that results of operations for any particular future period could be materially affected by changes in the Company’s assumptions or strategies related to these contingencies or changes that are not within the Company’s control.